IAA TRUST FUNDS APPLICATION

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1. AMOUNT INVESTED ($1,000 minimum)                                                  [ ] IAA Trust Growth Fund
   FORM OF PAYMENT - INITIAL INVESTMENT                                              [ ] IAA Trust Asset Allocation Fund
    [ ] Check for $________ enclosed - payable to FUND(s)/SERIES of your choice      [ ] IAA Trust Tax Exempt Bond Fund
    [ ] NAV Purchase  [ ] Farm Bureau Member - Membership No.______________              IAA Trust Taxable Fixed
                      [ ] Customer of IAA Trust Company                                  Income Series Fund
                      [ ] Employee of IAA or affiliate                                   [ ] Money Market Series
    [ ] Broker/Dealer                                                                    [ ] Short-Term Government Bond Series
    [ ] My Dealer purchased _____________ of the FUND/SERIES on ______________           [ ] Long-Term Bond Series
                               Shares                                Date


2. REGISTRATION (Please Print)
   INDIVIDUAL *(Joint ownership with rights of survivorship unless otherwise noted)

   _________________________________________________________________________________________________________________________________
   First name                               Middle Initial                                      Last Name          Social Security #


   _________________________________________________________________________________________________________________________________
   Jt. Owner First Name*                    Middle Initial                                      Last Name          Social Security #

   GIFT TO MINORS

   _________________________________________________________________________________________________________________________________
   Name of Custodian (name one only)                                                                As Custodian For (name one only)

   Under the ______________________________Uniform Gift to Minors Act                                      -------------------------
                          State                                                                            Minor's Social Security #

   CORPORATIONS, PARTNERSHIPS, TRUSTS and OTHERS (complete Corporate Resolution)

   _________________________________________________________________________________________________________________________________
   Name of Corporation, Partnership, Trust or Other

   _________________________________________________________________________________________________________________________________
   Tax I.D. #                               Name of Trustee(s)                                                         Date of Trust

   Citizen of: [ ] United States [ ] Other (Please Indicate)_______________________________

3. MAILING ADDRESS OF RECORD AND TELEPHONE NUMBER(S)

   _________________________________________________________________________________________________________________________________
   Street Address & Apt. #                                  City                                      State                   Zip

   (   )_____________________________________                                   (   )___________________________
   Residence Number                                                             Business Number

4. DISTRIBUTION OPTIONS (Please indicate one - Distributions will be reinvested if no option is checked)
   [ ] Automatic Compounding (dividends & capital gains in additional shares)
   [ ] Cash Dividends (dividends in cash, capital gains in additional shares)
   [ ] All Cash (dividends & capital gains in cash)


5. SYSTEMATIC WITHDRAWAL PLAN (Minimum investment $5,000)

   A check will be sent each [ ] month or   [ ] quarter in the amount of $____________________ to you at your address of record unless otherwise noted.  Monthly minimum amount is $25.00.

6. TELEPHONE EXCHANGE and REDEMPTION OPTION
   [ ] Permits exchanges between accounts with identical registrations.
   [ ] I (we)authorize FPS Services to honor telephone instructions for my(our) account. Neither the Fund nor FPS Services will be liable for properly acting upon telephone instructions believed to be genuine.

        Please attach a voided check on the Transfer account or complete below.

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     Name of Bank                                      City                                                 State

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     Account Number           [ ] Checking      [ ] Savings                                        Bank Routing Number (nine digits)

7. SIGNATURE AND CERTIFICATION, And Back-up Withholding Certification

   Under the penalties of perjury, I (we) certify the following:
     1.  I (We) certify that the number shown on this form is my (our) correct tax identification number.

     2.  I (We) am not (are not) subject to backup withholding as a result of failure to report all interest and dividends, or the
         Internal Revenue Service has notified me (us) that I (we) am (are) no longer subject to backup withholding.

         Citizen of:                [ ] United States         [ ] Other (Please indicate) ________________________________

         "The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding".


   _________________________________________________________________________________________________                ________________
              Signature            [ ] Owner            [ ] Custodian             [ ] Trustee                             Date


   _________________________________________________________________________________________________                ________________
              Signature of Joint Owner (if applicable)                                                                    Date
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         [ ] Check box if you have been notified by the IRS that you are subject to backup withholding.



8. INVESTMENT DEALER INFORMATION


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   Firm Name                                            Rep. Name & Number                              Authorized Signature


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   Street Address                                       City                                    State                    Zip
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